UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2023

enGene Holdings Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41854	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4868 Rue Levy, Suite 220 Saint-Laurent, QC, Canada	H4R 2P1
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (514) 332-4888

                                                       Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	ENGN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Common share, at an exercise price of $11.50 per share	ENGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On November 27, 2023, Ryan Daws became Chief Financial Officer (“CFO”) and Head of Business Development of enGene Holdings Inc. (“enGene” or the “Company”).

Mr. Daws, 49, joined the Company from Obsidian Therapeutics, Inc., where he was Chief Financial Officer and Head of Business Development from July 2019 to November 2023. Prior to that, from June 2017 to March 2019, he served as a Managing Director in the Healthcare Investment Banking Group at Robert W. Baird & Co. with a focus on life sciences companies. Prior to Baird, Mr. Daws was the Chief Financial Officer and Head of Business Development of Concert Pharmaceuticals, Inc. from January 2014 to June 2017, and a life-science-focused investment banker at Stifel, Nicolaus and Company from September 2010 to June 2013.

Mr. Daws replaced Alexandre Grassin as the Company’s principal financial officer and principal accounting officer.

Mr. Daws will be entitled to an annual base salary of $440,000, to an annual 40% bonus opportunity, and to participate in employee benefit plans.  Mr. Daws is also entitled to a cash signing bonus in the amount of $143,500, which is payable in the first payroll period of 2024, and which shall be deemed earned upon completion of one full year of active employment with the Company. Additionally, upon enGene’s filing of a Form S-8 with the U.S. Securities and Exchange Commission to register the common shares of the Company (“Common Shares”) underlying stock options awarded pursuant to the Company’s Incentive Equity Plan, Mr. Daws shall become eligible to receive a grant of an option to acquire 232,000 Common Shares at an exercise price equal to the fair value of such Common Shares on the date of the grant, vesting in equal tranches over four years, with the first such tranche to vest on November 27, 2024, and each subsequent tranche to vest on the subsequent one-year anniversary thereof.

In addition, Mr. Daws has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which runs while employed and for twelve months thereafter.

Pending finalization of an employment agreement with the Company’s subsidiary, enGene USA, Inc., the terms of Mr. Daws’s employment will be governed by the Offer Letter dated November 13, 2023, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

 Employment Agreement with Chief Medical Officer

On November 29, 2023, Dr. Richard Bryce, the Company’s Chief Medical Officer, and enGene USA, Inc. entered into an Executive Employment Agreement, effective as of November 15, 2023, (the “Bryce Employment Agreement”)

The Bryce Employment Agreement has no fixed term and is terminable at will. Dr. Bryce is entitled under the Bryce Employment Agreement to an annual base salary of $450,000, to an annual 40% bonus opportunity (which shall be prorated based on Dr. Bryce’s employment during 2023), and to participate in enGene USA’s employee benefit plans.  For 2024, Dr. Bryce shall be eligible for a nonqualified stock option grant to acquire 153,000 common shares of enGene, subject to the terms and conditions of the enGene 2023 Incentive Equity Plan.

Pursuant to the Bryce Employment Agreement, (a) upon the termination of Dr. Bryce’s employment by enGene USA without Cause (as defined in the Bryce Employment Agreement) or by Dr. Bryce for Good Reason (as defined in the Bryce Employment Agreement), Dr. Bryce is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) twelve months of continued health insurance benefits, (iii) a prorated portion of his annual bonus, if such termination occurs six months or more into the applicable performance period for such annual bonus, and (iv) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination; and (b) upon the termination of Dr. Bryce by enGene USA without Cause or by Dr. Bryce for Good Reason during a change in control period, which includes the ninety days prior to and twelve months following a change in control, Dr. Bryce is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) an amount equal to his annual bonus opportunity at the target level, (iii) twelve months of post-termination health insurance benefits; and (iv) acceleration and vesting of all then unvested time-based equity awards.

In addition, pursuant to the Bryce Employment Agreement, Dr. Bryce has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which runs while employed and for twelve months thereafter.

This summary is qualified in its entirety by reference to the text of the Bryce Employment Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 29, 2023, the Company issued a news release with respect to the appointment of Mr. Daws as Chief Financial Officer and Head of Business Development of the Company, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description of Exhibit
10.1	Employment Offer Letter, dated November 13, 2023, by and between enGene USA, Inc. and Ryan Daws.*
10.2	Employment Agreement, dated November 29, 2023, by and between enGene USA, Inc. and Richard Bryce.*
99.1	Press Release of the Company, dated as of November 29, 2023.*
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*            Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGENE HOLDINGS INC.

November 29, 2023	By:	/s/ Jason D. Hanson
Name: Jason D. Hanson
Title: Chief Executive Officer